UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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FBR & Co.

(Name of Registrant as Specified In Its Charter)

Voce Catalyst Partners LP

Voce Capital Management LLC

Voce Capital LLC

J. Daniel Plants

Michael J. McConnell

Jarl Berntzen

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On April 5, 2016, Voce Capital Management LLC issued a press release and the attached presentation materials, attached hereto as Exhibits 1 and 2, respectively, which is incorporated by reference herein, regarding FBR & Co. (the “Company”).

VOCE CATALYST PARTNERS LP, VOCE CAPITAL MANAGEMENT LLC, VOCE CAPITAL LLC, J. DANIEL PLANTS, MICHAEL J. MCCONNELL AND JARL BERNTZEN (TOGETHER, THE “PARTICIPANTS”) INTEND TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) A DEFINITIVE PROXY STATEMENT AND ACCOMPANYING FORM OF PROXY CARD TO BE USED IN CONNECTION WITH THE PARTICIPANTS’ SOLICITATION OF PROXIES FROM THE SHAREHOLDERS OF THE COMPANY FOR USE AT THE COMPANY’S 2016 ANNUAL MEETING OF SHAREHOLDERS (THE “PROXY SOLICITATION”).

ALL SHAREHOLDERS OF THE COMPANY ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE PROXY SOLICITATION WHEN SUCH DOCUMENTS BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO THE PARTICIPANTS. THE DEFINITIVE PROXY STATEMENT AND THE ACCOMPANYING PROXY CARD WILL BE, ALONG WITH OTHER RELEVANT DOCUMENTS, AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT http://www.sec.gov/.

In addition, information regarding the Participants in a solicitation of proxies of shareholders of the Company is filed herewith as Exhibit 3. Except as otherwise disclosed in Exhibit 3 to this Schedule 14A, the Participants have no interest in the Company.

EXHIBIT 1

VOCE CAPITAL ISSUES PRESENTATION DETAILING NEED FOR CHANGE AT FBR & CO.

Makes Comprehensive Case for Strategic, Operational and Governance Reform

Believes Current Board and Management are Squandering FBR’s Storied Heritage; New Leadership and Oversight Needed

Voce’s Three Highly-Qualified Independent Nominees Possess the Investment Banking,

Corporate Governance and Capital Allocation Expertise Necessary to Drive Real

Change and Unlock Value at FBR

San Francisco, CA (April 5, 2016) – Voce Capital Management LLC (“Voce”), which along with its nominees owns 5.3% of FBR & Co. (Nasdaq: FBRC) (“FBR” or the “Company”) and is the Company’s third-largest shareholder, today released a detailed presentation analyzing the operational and strategic missteps that it believes have plagued FBR. Voce’s white paper articulates what it believes is required to create lasting value for all of FBR’s stakeholders.

Voce’s presentation, entitled “FBR: Rekindling the Spirit of Success,” can be found at https://vocecapital.com/fbr.

Voce issued the following statement in connection with the release of its presentation:

“We believe that FBR’s current management and Board have been poor stewards of its legacy. Under their direction FBR has veered off course and squandered the goodwill of its venerable brand, in our view. While FBR remains a dominant player in high margin 144A capital raising and retains deep expertise in attractive sectors such as Financials, Real Estate and Energy, we believe it has dulled its edge through dilutive forays into highly competitive new markets. FBR is not meeting its own stated goals on nearly every important financial metric, such as revenue/head, revenue growth, operating margins and return on equity; and in each case it badly trails its peers on these measures. By our analysis, FBR’s current strategy and expense structure mean that it is unlikely to ever cover its cost of capital. As a result, FBR’s stock is worth less today than when current management was appointed in 2009.”

“Ultimately we believe that FBR’s Board is responsible, and must be held accountable, for these failings. The vast majority of the Directors possess long-standing ties to the Company and management that pre-date their Board tenure and color their objectivity and independence, in our view. One need look no further than the more than $21 million in compensation the Board has awarded the CEO during his tenure, during which time the Company’s market value has been almost halved and its revenues have plunged by 38%. Or consider that the top five FBR executives’ allocation of the employee compensation pool is nearly two times that of its peers – greedy and disgraceful, in our opinion.”

“We strongly believe that FBR can be steered back to the path of true value creation under the guidance of a skilled operating team overseen by a refreshed, reinvigorated Board. We have extensively analyzed FBR’s operations and identified meaningful opportunities for FBR to reclaim lost ground. Our presentation details what we believe is the right strategy to correct FBR’s course, reverse its underperformance, arrest its governance failings and deliver real, lasting value for the Company’s employees, clients and shareholders.”

“We believe our three highly-qualified Director nominees – Jarl Berntzen, Michael J. McConnell and J. Daniel Plants – bring the right collective mix of investment banking, finance, strategy, capital allocation, corporate governance and operational experience to help lead the Board through this crucial transition. They will seek to refocus FBR on its historic core industry sectors, significantly reduce expenses and pursue higher margin advisory services, while reasserting appropriate corporate governance and oversight at the Company, which we feel is currently derelict.”

“We urge all stakeholders to review our presentation, and look forward to continuing to make the case for our plan to unlock FBR’s value.”

###

About Voce Capital Management LLC

Voce Capital Management LLC is a fundamental value-oriented, research-driven investment adviser founded in 2011 by J. Daniel Plants. The San Francisco-based firm is 100% employee-owned.

Additional Information and Where to Find It

VOCE CATALYST PARTNERS LP, VOCE CAPITAL MANAGEMENT LLC, VOCE CAPITAL LLC, JARL BERNTZEN, MICHAEL J. MCCONNELL AND J. DANIEL PLANTS (TOGETHER, THE “PARTICIPANTS”) INTEND TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) A DEFINITIVE PROXY STATEMENT AND ACCOMPANYING FORM OF PROXY CARD TO BE USED IN CONNECTION WITH THE PARTICIPANTS’ SOLICITATION OF

PROXIES FROM THE SHAREHOLDERS OF FBR & CO. (THE “COMPANY”) FOR USE AT THE COMPANY’S 2016 ANNUAL MEETING OF SHAREHOLDERS (THE “PROXY SOLICITATION”).

ALL SHAREHOLDERS OF THE COMPANY ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE PROXY SOLICITATION WHEN SUCH DOCUMENTS BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO THE PARTICIPANTS. THE DEFINITIVE PROXY STATEMENT AND THE ACCOMPANYING PROXY CARD WILL BE, ALONG WITH OTHER RELEVANT DOCUMENTS, AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT http://www.sec.gov/.

INFORMATION ABOUT THE PARTICIPANTS AND A DESCRIPTION OF THEIR DIRECT AND INDIRECT INTERESTS BY SECURITY HOLDINGS IS CONTAINED IN SCHEDULE 14A TO BE FILED BY THE PARTICIPANTS WITH THE SEC ON APRIL 5, 2016. THIS DOCUMENT CAN BE OBTAINED AT NO CHARGE ON THE SEC’S WEBSITE AT http://www.sec.gov/.

Media Contact:

Sloane & Company

Elliot Sloane/Dan Zacchei

(212) 486-9500

Investor Contact:

Georgeson LLC

David S. Drake, President

(212) 440-9861

EXHIBIT 2

vocecapital

A voice for value

© Voce Capital Management LLC; April 5, 2016

Rekindling the Spirit of Success

Discussion Materials April 5, 2016

vocecapital

Disclaimer

The views expressed herein represent the subjective opinions of Voce Capital Management LLC and certain of its affiliates and controlling persons (collectively, “Voce”), who beneficially own shares of FBR & Co. (the “Company”). These views are based on publicly available information with respect to the Company. Certain financial information and data used herein have been derived or obtained from publicly available information including filings made with the Securities and Exchange Commission (“SEC”), or other regulatory authorities and from other third party reports, by the Company or other companies Voce deems relevant. Voce has neither sought nor obtained consent from any third party for the use of previously published information. Any such statements or information should not be viewed as indicating the support of such third party for the views expressed herein. Voce shall not be responsible or have any liability for any misinformation contained in any third party report, SEC or other regulatory filing. All registered or unregistered service marks, trademarks and trade names referred to in this presentation are the property of their respective owners, and Voce’s use herein does not imply an affiliation with, or endorsement by, the owners of these service marks, trademarks and trade names.

Unless otherwise stated, statements in this presentation are made as of the date of this presentation, and nothing shall create an implication that the information contained herein is correct as of any time after such date. Voce reserves the right to change any of its opinions expressed herein at any time as it deems appropriate. Voce disclaims any obligation to update the data, information or opinions contained herein or to notify the market or any other party of any such changes.

This document contains certain forward-looking statements and information that are based on Voce’s beliefs as well as assumptions made by, and information currently available to, Voce. These statements include, but are not limited to, statements about strategies, plans, objectives, expectations, intentions, expenditures and assumptions and other statements that are not historical facts. When used in this document, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan” and “project” and similar expressions are intended to identify forward-looking statements. These statements reflect our current views with respect to future events, are not guarantees of future performance and involve risks and uncertainties that are difficult to predict. Further, certain forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual results, performance or achievements may vary materially and adversely from those described in this document. The tables, graphs, charts and other analyses provided throughout this document are provided for illustrative purposes only and there is no guarantee that the trends, outcomes or market conditions depicted on them will continue in the future. There is no assurance or guarantee with respect to the prices at which any securities of the Company will trade, and such securities may not trade at prices that may be implied herein. Any estimates, projections or potential impact of the opportunities identified by Voce herein are based on assumptions that Voce believes to be reasonable as of the date hereof, but there can be no assurance or guarantee that actual results or performance will not differ, and such differences may be material and adverse.

These materials are provided merely for general informational purposes and are not intended to be, nor should they be construed as 1) investment advice, 2) a recommendation to buy or sell any security, or 3) an offer or solicitation to subscribe for or purchase any security. These materials do not consider the investment objective, financial situation, suitability or the particular need or circumstances of any specific individual who may receive or review this presentation, and may not be taken as advice on the merits of any investment decision.

Voce currently has an economic interest in the price movement of the securities of the Company. It is possible that there will be developments in the future that cause Voce to modify this economic interest at any time or from time to time. This may include a decision to sell all or a portion of its holdings of Company securities in open market transactions or otherwise (including via short sales), purchase additional Company securities (in open market or privately negotiated transactions or otherwise), or trade in options, puts, calls or other derivative instruments relating to such securities.

Although Voce believes the information herein to be reliable, Voce makes no representation or warranty, express or implied, as to the accuracy or completeness of those statements or any other written or oral communication it makes with respect to the Company and any other companies mentioned, and Voce expressly disclaims any liability relating to those statements or communications (or any inaccuracies or omissions therein). Thus, shareholders and others should conduct their own independent investigations and analysis of those statements and communications and of the Company and any other companies to which those statements or communications may be relevant.

vocecapital

2

Table of Contents

1. Executive summary

2. FBR overview

3. Assessing FBR’s long-term performance

A. Stock performance B. Operating performance

4. Value-creation opportunities for FBR shareholders

A. Realign strategy and business

1. Exit non-core industry sectors

2. Disband principal investing effort

3. Drive high margin M&A revenue in core verticals B. Reduce expenses C. Revitalize corporate governance and oversight

5. Conclusion

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Summary Realign Business Reduce About Voce Stock Revitalize Operating Conclusion

? Voce Capital Management LLC (“Voce”) and its nominees own 389,525 shares of FBR & Co. (“FBR” or the “Company”)

– 5.3% of shares outstanding; #3 shareholder

– Voce hasn’t sold a single share since purchasing began in May 2015

– Has conducted more than 10 meetings with FBR in order to understand its strategic and financial choices

? Voce is a value-oriented investment adviser founded by J. Daniel Plants in 2011

– Voce pursues a value-driven, governance-focused investment strategy

– Particular expertise in healthcare, technology and financials

– Investor base comprised of leading foundations, institutions and family offices

? Voce’s principals have extensive experience in corporate governance, capital markets and shareholder value creation

– Prior experience of Voce principals: Goldman Sachs, JPMorgan, TPG, Moelis, Sullivan & Cromwell

? Voce selectively uses activism to create value for all shareholders

– Majority of investments are passive or involve cooperative partnerships with management

? Voce has led numerous successful campaigns for change

Strategic Capital Allocation Corporate Governance

? Average return to public shareholders across all nine of Voce’s completed activist investments is 27.6% (vs. 5.2% for the Russell 2000 and 7.7% for the S&P 500 ), with an average duration of 189 days

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4

Summary Realign Business Reduce

Executive summary Stock Revitalize

Operating Conclusion

? FBR was founded in 1989 by Emmanuel Friedman, Eric Billings and Russ Ramsey

? We believe FBR is a “Tiffany brand” that has lost its way … but can still be saved

– Storied franchise built by visionaries that has been poorly managed by incapable successors

– Stock is worth less today than when current management took over in 2009, while the S&P500 (SPY) and Russell 2000 (IWM) are up 165% and 149%, respectively

– Significant corporate governance failings have stacked the deck in favor of management at the expense of shareholders

? FBR remains dominant in high margin private placement (144A) capital raising (typically 60-90% market share) and retains deep domain expertise in attractive financials, real estate and energy sectors? We believe FBR’s current strategy has abandoned its strengths and is destroying shareholder value

– FBR’s edge has been dulled by failed efforts to branch off into highly competitive new markets where it lacks skill or differentiation

– Current management and Board have pursued a deeply flawed capital allocation strategy that, by our analysis, is highly unlikely to ever earn its cost of capital

? We see a multitude of value creation opportunities available that a skilled operator overseen by an engaged and enhanced Board could unlock at FBR

– Strategic: Realign entire business around traditional core industry verticals and products

– Operational: Reduce expenses significantly and offer high margin advisory services

– Governance: Revitalize corporate governance through Board renewal, accountability and alignment

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5

Summary Realign Business Reduce Stock Revitalize

FBR’s stock has significantly underperformed Operating Conclusion

200%

160% S&P: R2K: 149% 165%

120% 80% 40%

Peers: 25%

— FBR: -4%

(40%) (80%)

Jan-09 Jan-10 Jan-11 Jan-12 Jan-13 Jan-14 Jan-15 Jan-16

FBR S&P 500 Russell 2000 Proxy and Advisory Peers

FBR is worth less today than when current management took over on January 1, 2009 – 7+ years ago

Note: Peers are Company’s proxy peers (COWN, JMP, OPY, PJC, SF, EVR), plus GHL, LAZ and MC, which the Company posited in 2014 were also its peers but vocecapital has since abandoned; S&P500 and Russell 2000 represented by SPY and IWM, respectively, and assumes dividends are reinvested 6

Summary | Realign
Business | Reduce
Stock | Revitalize
Operating | Conclusion

FBR's Stated Financial Goals: Summary Scorecard

Company's Commitments to Shareholders	Reality
1 "One of the industry leaders in revenue per head" – $500K revenue / head break-even "benchmark"	× 2015 revenue / head of $399K – Currently well below benchmark – Substantially lags 2015 peer average of $643 – Metric declining for last two years and near 7-year lows
2 "FBR continues to grow revenue year over year" despite "declining industry volumes" and "challenging" commission levels	× -2% revenue CAGR since 2011 – 2nd lowest among all peers (peer average = 11%)
3 "An appropriate and sustainable ratio of compensation to net revenue"	× Compensation ratio in-line with banking peers, BUT… – Compensation per head is lowest among relevant peers due to elevated headcount
4 "Ongoing strict management of non-comp fixed expenses"	× Non-comp expenses represent 41% of revenues – Highest among all peers (peer average = 24%)
5 "Consistently achieve profitability in all market conditions"	× Delivered -13% operating margin in 2015 and -3% operating margin over the last five years – 2nd lowest among all peers (peer average = 10%)
6 "Attractive returns on equity"	× 1% average ROE since 2011 – 2nd lowest among all peers (peer average = 15%) – Has only covered cost of equity once in last 5 years

Corresponding benchmarking analysis on pages 25 to 30

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FBR's current strategy unlikely to ever earn its cost of capital

Summary | Realign
Business | Reduce
Stock | Revitalize
Operating | Conclusion

($mm, per head figures $000's)

Shareholders' Equity (12/31/15) $211

Target Return on Equity		12%	14%	16%
Net Income		$25.3	$29.5	$33.7
Taxes (at statutory rate)	40.0%			
Pre-tax Income		**$42.2**	**$49.2**	**$56.2**
Non-Comp Opex	$44.0			
Variable Opex	10.0%	$28.6	$30.9	$33.2
Comp + Benefits		$171	$185	$199
Comp %	*60.0%*			
Comp / Head		*$566*	*$612*	*$658*
Total Implied Revenue		**$286**	**$309**	**$332**
Revenue / head	*303*	*$943*	*$1,020*	*$1,097*

1. **Return on equity**
   - Current cost of equity of approximately 14% [1]
   - FBR's cumulative 2011 – 2015 ROE is only 5% (and was -7% in 2015)
2. **Compensation and expenses**
   - 60% compensation per head is in management's target range
   - Current expense structure
3. **Total implied revenue required: HIGHLY UNLIKELY**
   - Would significantly exceed all-time highest comparable revenue ($260mm in 2013).
   - These revenue levels would require $200 to $250mm of capital raise revenues
   - $200 to 250mm of capital raise revenues would require $3.3 to 4.1bn of gross capital raised (never achieved by current management team)
     - Assumes 6% blended fees
   - All-time highest comparable revenue per head: $931K in 2013
     - Currently $399K per head
     - $1M+ revenue / head never achieved by current management team

Even at lower costs of equity than current, FBR's expense structure requires revenues far in excess of what current management has ever achieved

1. Based on 1.8% 10-year treasury, 1.00 5-year daily beta vs the S&P 500, 6.9% market risk premium and 5.6% small cap premium from 2016 Duff & Phelps valuation handbook

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Summary Realign Business Reduce Stock Revitalize

Opportunity #1: Realign strategy and business Operating Conclusion

? We believe FBR’s resources and revenue opportunities are badly mismatched

– Less than half of research footprint is in core sectors (11 out of 25 analysts and 214 out of 473 covered companies)

– Similar disconnects permeate other business units

? We don’t think FBR has the talent or the resources to successfully compete in Healthcare, Technology, Media and Telecom (TMT) or Consumer sectors

– Hyper-competitive industries – we believe FBR is irrelevant in these spaces

– Long history of failing in non-core areas (e.g., TMT)

? Non-core sectors are value-destructive, in our view

– Generate mainly low-margin sales and trading revenue for FBR

– These industries produce little, if any, profits for FBR and will likely never earn their cost of capital

? Principal investment schemes are also ill-advised

– Long-term returns are negligible when taxes and compensation included

– Unlikely to earn its cost of capital

? FBR could also complement and smooth the volatility of its capital markets franchise by pursuing high-margin advisory revenues in core industries

We believe FBR should refocus its entire business (research, sales/trading and investment banking) on traditional core strengths: raising capital vocecapital for clients in financials, real estate and energy

Summary	Realign
Business	Reduce
Stock	Revitalize
Operating	Conclusion

Opportunity #2: Reduce expenses significantly

- **FBR's headcount could be significantly reduced**
  - Exit undifferentiated industry sectors
  - Compensate remaining employees commensurate with improved performance
- **Operating expenses are too high, in our view**
  - Shrink national footprint – currently seven different offices (including two in California and two in Texas) in super-prime real estate locations (2015 occupancy and equipment: $13M)
  - Stop absorbing abandoned deal expenses for the benefit of seasoned issuers (2015 business development: $10M)
  - Other expenses: professional services (2015: $13M) and communications (2015: $11M)
  - High public company costs
    - E.g., eight person board (each making between $135K to $200K)
      - Board expanded itself by 60% in the last 18 months
      - Two new Directors recently added post-Voce arrival
- **Executive compensation is excessive**
  - Executive management over last 3 years (Total top 5 compensation average of $12.4mm)
    - CEO / CFO combined: $5.1mm
    - Office of the Chief Investment Officer and his staff: ~$2.5mm
      - Can easily return treasury responsibilities to the CFO or a Controller

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Summary Realign Business Reduce Stock Revitalize

Opportunity #3: Revitalize corporate governance Operating Conclusion

? We believe FBR’s Board is not independent of management

– A majority of the Directors have long-standing ties to the CEO and Company that precede their Board tenure

– Board awarded the CEO an evergreen ~$10 million “golden parachute”

? FBR’s Board is not aligned with shareholders, in our view

– Insiders have been net sellers of stock

– Board has been uncooperative and antagonistic when approached by shareholders

? We hold FBR’s Board responsible for its misaligned and excessive compensation

– Mr. Hendrix (CEO) has made more than $21 million since 2009 despite negative shareholder returns during that period

– The top 5 executives have been awarded an unfair and unreasonably high percentage of the total compensation pool

– Compensation scheme does not incentivize appropriate behavior nor align with shareholder interests

? FBR’s Board is too large and self-perpetuating – expanded by 60% over last 18 months with no accountability for the Company’s poor performance

Voce believes that the ultimate responsibility for FBR’s failings lies with its Board of Directors vocecapital

The Business

vocecapital

Summary | Realign
Business | Reduce
Stock | Revitalize
Operating | Conclusion

FBR overview

- Founded in 1989; IPO in 2007
- Current CEO, Rick Hendrix, appointed January 1, 2009
- FBR is a leading provider of innovative middle market capital raising solutions with deep domain expertise in financials, real estate and energy
- Revenue segments:

Capital Raising	▪ Underwriter of client securities, including private and public offerings of equity and debt securities ▪ Sole-managed 144A offerings provide up to 7% economics of underwritten deal value ▪ Includes recently-acquired MLV, a market leading at-the-market (ATM) issuer
Institutional Brokerage	▪ Research, securities lending and institutional sales and trading revenues for various buy-side and sell-side clients ▪ Covers equities, convertible securities, HY debt and other loan products ▪ Makes markets in over 1,400 stocks
Advisory	▪ Financial advisory practice for clients on strategic alternatives, M&A, restructuring and partnerships ▪ Includes fairness opinions and general corporate finance advice
Other	▪ Principal investing revenue ▪ Net Interest and dividend income


8%
3%
51%
38%
Capital Raising
Institutional Brokerage
Advisory
Other

- HQ in Arlington, Virginia
- 303 employees

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Summary Realign

Business Reduce

FBR financial snapshot Stock Revitalize

Operating Conclusion

FBR

(in millions, except for per share and valuation data)

Capitalization (as of): 03/31/16

Share Price $18.09

Fully-Diluted Shares Outstanding (inc. RSUs) 9.9

Market Value 178.5

Less Unrestricted Cash($70.1)

Less Investment Securities($94.9) Cash and Securities of $165mm

Enterprise Value $13.5

Financial Metrics Current 2016E 2017E

Revenue $141 $159

EPS $0.27 $1.13

Book Value $21.36 Immaterial intangibles

% Book Value in Cash and Securities 78.3%

Valuation: Current 2016E 2017E

TEV / Revenue 0.10x 0.09x

P / Book 0.85x

P / EPS 67.0x 16.0x

Memo: Deferred Tax Asset $37 Potentially valuable asset

vocecapital 14

Summary Realign Business Reduce Stock Revitalize FBR timeline Operating Conclusion

Genesis: Vision and Execution Middle Years: Painful Growth Lessons Today: Back to Past Mistakes

1993 1993 2015

Acquired MLV

$450,000,000 $450,000,000

2014/15 – Senior non-core hiring spree 2013 – Acquired Lazard healthcare capital markets

1993 1994

2009 – Rick Hendrix Appointed CEO

$350,000,000 $350,000,000

BROOKLYN PRIME RETAIL 2008 – Last founder departs FEDERAL SAVINGS REIT

2008 – First NLC subprime originator files for bankruptcy

2005 – Second founder departs after SEC investigation into insider trading

2001 – First founder departs

2001 – Fallout from TMT diversification leads to massive restructuring

1999 – First major energy transaction

1997 – Parent company IPO ($220mm) 1998 2002 2005

$300,000,000 $550,000,000 $440,000,000

1994 – First real estate transaction 1992 – First FIG transaction 1989 – Founded in Washington, D.C.

vocecapital

Summary | Realign
Business | Reduce
Stock | Revitalize
Operating | Conclusion

Deep domain expertise in highly attractive core sectors

Financial Services (4)

- Banks
- Commercial Finance
- Consumer Finance
- Financial Policy
- Financial Technology
- Mortgage Companies
- Specialty Finance
- Structured Finance
- Thrifts

Real Estate (2)

- GSEs
- Homebuilders
- Mortgage REITs
- Single-Family REITs
- Specialty REITs
- Triple-Net REITs

Insurance (1)

- Life / Annuity
- Property / Casualty
- Mortgage and Title Insurance

Energy (4)

- Energy Policy
- Metals and Mining
- MLPs
- Oil & Gas E&P, Oilfield Services and Equipment & Drilling

Publishing analysts:	11
Companies under coverage:	214

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Summary | Realign
Business | Reduce
Stock | Revitalize
Operating | Conclusion

Market leader in 144A capital raising

Segment overview

- **Overview**
  - This segment principally includes underwriting of equity securities for both public and private offerings and syndications. FBR has a market leading presence in underwriting equity securities in private placements
- **Niche, but enormously profitable, market**
  - 144A product provides unique financing vs. the typical public offering from reduced public disclosures and filings and shortened time to close
  - FBR has consistently dominated this market
  - Previous competitor efforts to enter *de novo* have all failed
  - Attractive for businesses with complex structures and those that require project financing with tight windows
  - Specialty distribution with unique sales footprint serving 1,400 institutional accounts
    - 29 senior institutional equities salespeople
- **Economics**
  - Upwards of 7% sole-managed economics for large private placement deals with high flow-through to profit
  - These deals require 4 to 6 weeks of devoted attention to identify and market the right investors for the deal
    - This can limit the number of these deals done per year. Prior years of outperformance have been driven by deal size vs. increased deal volume

Historical quarterly capital raising revenues


$125
$100
$75
$50
$25
$ --
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Average (04-08): $66mm
Average (09-15): $25mm
Previous management
Current management

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Assessing FBR’s long-term performance

vocecapital

A. Stock performance

vocecapital

Summary Realign Business Reduce Stock Revitalize

Voce’s history with FBR Operating Conclusion

8/4/15: Company released a

capital allocation presentation

$ 30.00 meeting immediately with Vocefollowing on the a

$ 29.00 same topic

$ 28.00 9/16/15: Voce met with February 2016 –

$ 27.00 declared7/15/15:itsFBR first ChairmanDirector and lead Voce’sseveral counselattemptsmade to

$ 26.00 5/5/15: Initial Voce cash ever quarterly dividend enterNDAintowith a standard the

$ 25.00 meetingSVPwithofCFOIR and Company unsuccessful but was

$ 24.00 10/6/15: PattersonFBR to appointed the Board Mark

$ 23.00 2/10/16: FBR appointed 3/18/16: Voce delivered a

$ 22.00 Allison Leopold Tilley to Shareholder Nomination

$ 21.00 the Board Letter nominate to the Company its three to

$ 20.00 7/16/15: 13D, indicating Voce filed5.1% its candidates

$ 19.00 May to June 2015 – Voce beneficial ownership

$ 18.00 had several management meetings with 10/1/15: Voce met

$ 17.00 hadJuly several to Sept. meetings 2015 – Voce with with CEO

$ 16.00 Management

$ 15.00

Apr-15 May-15 Jul-15 Sep-15 Nov-15 Jan-16 Mar-16

From May through October 2015, Voce met with management more than 10 times in an effort to understand the Company’s strategy and capital allocation choices

Summary Realign

Business Reduce

Stock Revitalize

Returns bridge since 2009 Operating Conclusion

20.0%

10.0% —

(10.0%) (4.0%) (30.6%) TSR (20.0%)

41.1% (30.0%) (14.5%) (40.0%)

(50.0%)

(60.0%)

Book Value Book Value Multiple Share repurchases / Total Shareholder Return Dividend

Under current management, shareholder return is negative. The only offset has been generated from capital return; there has not been any organic value created as the book value and associated multiple have shrunk.

vocecapital

Summary Realign

Business Reduce

Stock Revitalize

Capital return is finite Operating Conclusion

-7%

$400 $380 $353 $350 $322 $296 $300 $275

$250 $236

$200 $165 $150

$100 $73

$59 $66 $51 $50

$23 $21 $16

$ —

2009 2010 2011 2012 2013 2014 2015

Cash & Investments Cash Returned

Management’s reliance on capital return for more than 100% of shareholder returns is not sustainable, in our view

Note: Company’s 2015 10-K filing has discrepancies on cash used for share repurchases for 2013 and 2014 vs. prior 10-K; figures shown are based on 2015 disclosures vocecapital

Summary Realign Business Reduce Stock Revitalize

FBR has marooned itself Operating Conclusion

$500 -45% plunge in equity value!

$450 $446 mm) $400

$ ( $350 $325 $333 $300 $272 $267 $250 $214

Capitalization $200 $196 $178 $150 $126

Market $100 $50 $ —

YE2008 YE2009 YE2010 YE2011 YE2012 YE2013 YE2014 YE2015 3/31/2016

ADTV (000’s Shares) 51 82 45 26 61 56 51 25 -11% ADTV ($000’s) $1,140 $1,403 $537 $290 $1,527 $1,479 $1,138 $435 -14% Research Coverage 3 3 2 2 0 1 1 NA NA (as of year end)

The ongoing share repurchases have dramatically reduced liquidity and institutional interest in FBR and orphaned its stock vocecapital

B. Operating performance

vocecapital

Summary Realign

Business Reduce

1	Performance Stock Revitalize

Revenue per head Operating Conclusion

FBR 2011 – 2015 Commentary $1,000 $900 $931 ? Management promised “industry leading revenue per head” $800 Peer Average: $733? Despite identifying this as a key $700 $605 $643 metric, FBR’s revenue per head has

Head $600 $550 FBR Average: $564

/ been a significant disappointment

$500 $399

Revenue $ $400 300 $332 – Has stated a $500K benchmark? FBR is considerably below peers $ $200 100 and currently near 7-year lows

$ — – 2015 revenue per head is far

2011 Peer 2012 Group Average 2013 (2011 2014 – 2015) 2015 Peer 2015 Avg. below the peer average $1,000 $935 $877 $900 $835 $802

$800 $733 ? Stifel and Oppenheimer are $700 $597 excluded from the peer averages

Head $600 $564 $545 $536 /

$500 due to their large retail brokerage $400 $338 $281 headcount (2,000+ and 1,000+ Revenue $300 respectively)

$200 $100 $ —

MC GHL LAZ EVR JMP FBRC PJC SF OPY Excluded COWN Peer Average

vocecapital

Summary Realign Business Reduce

2	Performance Stock Revitalize Revenue CAGR Operating Conclusion

2011 – 2015 Commentary

25% 24% 20% 20% 19%

15% 14% 12%

CAGR 11%

10%

Revenue 7% 6%

5%

—

(1%)

(2%) (3%) (5%)

EVR MC SF PJC LAZ JMP OPY FBRC GHL COWN Peer Average

?

investors it expected to grow revenues as a result of new initiatives? Management also touted its strategy as being able to achieve growth regardless of industry challenges? Despite including several acquisitions, total revenues have actually fallen? FBR’s revenue growth trails all peers but one and badly lags the average vocecapital

Summary Realign Business Reduce

3	Performance Stock Revitalize Compensation Operating Conclusion

Compensation Per Head (FBR 2011 – 2015) Commentary

$600

$519

$500 Peer Average: $467

Head $400 $345

/ FBR Average: $334

$300

$300 $251 $257

Compensation $200

$100

$ —

2011 2012 2013 2014 2015

FBR’s strategy is forcing it to pay below-market compensation This dangerous development is likely to further depress morale and may imperil the firm’s human capital FBR’s compensation per head trails all relevant peers and badly lags the average Current compensation per head is near 7-year lows

Peer Group Average (2011 – 2015)

$700 80.0% $606 70.0% $600 $518 $517 $478 60.0% Head $500 $467 $423 Ratio

?

/ $391 50.0% $400 $335 $334

40.0% $300 $220 30.0% $186 $200 Compensation 20.0% Compensation $100 10.0%

$ — —MC LAZ EVR GHL JMP PJC SF OPY

COWN FBRC Peer Average Excluded

Stifel and Oppenheimer are excluded from the peer averages due to their large retail brokerage headcount (2,000+ and 1,000+ respectively)

Summary Realign

Business Reduce

4	Performance Stock Revitalize

Non-Comp Expenses Operating Conclusion

FBR 2011 – 2015

70% 59%

60% FBR49% Average: 41% 50% 43%

Ratio 40%

33% 30%

Expense 22%

20% Peer Average: 24% 10% —2011 2012 2013 2014 2015

Commentary

FBR’s percentage of non-comp expenses to revenue is unacceptably high – and rising Expense ratio trails all peers and badly lags the average Large expense items in this category include:

– Professional services

– Business development

– Occupancy and equipment

– Communications

– Other opex

45% 41% 40% 35% 30% 32% 30% 24% 25% Ratio 23% 24% 25% 20% 21% 21% 21% 22%

Expense 15% 10% 5% —

MC JMP LAZ EVR GHL PJC SF OPY FBRC vocecapital COWN Peer Average

Summary Realign Business Reduce

5	Performance Stock Revitalize Operating Margin Operating Conclusion

FBR 2011 – 2015 Commentary

30%

22% 20%

10% 3% 10% Peer Average: 10%

Margin —(10%)

Operating (20%) (13%) FBR Average: -3% (30%) (40%) (34%) 2011 2012 2013 2014 2015

Management has repeatedly told investors its model would be “sustainable – and profitable – even in difficult markets” FBR’s operating margin trails all peers but one and badly lags the average

– FBR’s bloated headcount is a primary culprit for its lack of profitability Its non-comp fixed expenses are compounding this syndrome

25% 23% 20% 17%

15% 14% 14%

11% 11% 10%

Margin 10% 8%

5% 2%

Operating —

(5%) (3%) (5%) (10%)

GHL LAZ PJC EVR MC SF JMP OPY FBRC

COWN Peer Average vNote:c Operating capital margin based on pre-tax income 29

Summary Realign

Business Reduce

6	Performance Stock Revitalize

Return on Equity Operating Conclusion

FBR 2011 – 2015

25.0% 21.6%

20.0%

Peer Average: 15%

15.0%

Equity 10.0%

6.3% on

5.0% 1.7% FBR Average: 1%

Return —tax (5.0%)

-

Pre (10.0%) (6.7%) (15.0%)

(20.0%) (17.6%)

2011 2012 2013 2014 2015

Commentary

? ROE is a critical metric for a financial company

– For comparability, we have analyzed pre-tax ROE for all peers as a better indicator of operating returns as it ignores the widely disparate tax assets and liabilities of the peers (and FBR)? FBR’s pre-tax return on equity trails all peers but one and badly lags the average? FBR has only covered its cost of equity once in the past five years

Peer Group Average (2011 – 2015)

50%

45% 44% 40% Equity 35% on 30%

24%

25% 21%

19%

Return 20% 15% 15% 11% tax 10% 9%

- 5%

4%

Pre 5% 1% —

(5%) (1%) LAZ MC GHL EVR SF PJC JMP OPY FBRC

COWN Peer Average

vocecapital

Value-creation opportunities for FBR shareholders

vocecapital

Opportunity #1: Realign strategy and business

1. Exit non-core industry sectors

2. Disband principal investing effort

3. Drive high margin M&A within core industries

vocecapital

FBR’s historical success was built upon its relentless focus:

“FBR’s strategy since inception has been to target specific industry sectors where it believes it can develop a unique research perspective.…FBR believes that industry specialization is critical to meeting the requirements of its clients for sophisticated and non-traditional investment advice.…The Company’s strategy is to focus on selected segments within a limited number of undervalued, high potential industries and to offer FBR’s full range of investment banking, sales and trading and asset management services within those industries.”

– FBR Predecessor IPO Prospectus (1997)

vocecapital

Summary Realign Business Reduce Stock Revitalize

The new corporate strategy: breadth over depth Operating Conclusion

? FBR reiterated its historical strategy when the current CEO was appointed

– “Hendrix, 43, said the company would continue a strategy he and Billings formulated more than a year ago.” (Last of FBR’s Founders to Retire as CEO, Washington Post, December 23, 2008)

? FBR has abandoned its historical focus

– “In its brief history, FBR has grown from a regional boutique firm with primary expertise in financial institutions into a highly regarded investment bank with broad national coverage across many industries including consumer, energy, healthcare, industrials, insurance, and technology sectors.” (Company website)

– “FBR & Co. is a full-service investment banking and institutional brokerage firm with a deep expertise and focus on the equity capital markets. Since the founding of certain predecessor companies, we have grown from a boutique investment bank with primary expertise in financial institutions into a full-service U.S. investment bank for middle-market companies.” (2015 10K)

? FBR is spreading itself too thin

– “We focus our capital markets business (investment banking and institutional brokerage) in the following industry sectors—consumer, energy and natural resources, financial institutions, healthcare, industrials, insurance, real estate, and technology, media and telecommunications. Approximately 70% of the companies included in the S&P 500 Index conduct business in the industry sectors in which we focus.” (2015 10K)

? FBR’s dedicated model requires resources across each covered industry vertical

– “FBR adds value by understanding the dynamics driving rapidly changing industries by establishing specialized industry platforms that offer sector-concentrated expertise in research, trading, distribution, investing, mergers and acquisitions, and capital-raising.” (Company website)

vocecapital

Summary Realign Business Reduce Stock Revitalize

Headcount continues to grow while revenues fall Operating Conclusion

Employees

305 302 301 300 295 290 285 280 279 276 275 270 265 260 2012 2013 2014 2015

Net Revenue ($mm) $151 $260 $182 $120 Revenue / Head ($000’s) $550 $931 $605 $399

vocecapital

Summary	Realign
Business	Reduce
Stock	Revitalize
Operating	Conclusion

Significant mismatch of resources and opportunity

	Core Areas	Non-Core Areas
Industry	Financials, Real Estate, Energy	Consumer, TMT, Healthcare
Research Analysts Companies Covered	11 214	11 205
Estimated Revenue Contribution	75%	20%
Est. Revenue Mix (Banking/Brokerage)	~80% Banking (highly profitable) ~20% Brokerage (flat to negative)	~100% Brokerage (flat to negative)
Recognition / Brand Equity	High	Low / Non-existent
Track Record	Very Strong	Weak / Non-existent

vocecapital

36

Summary Realign Business Reduce Stock Revitalize

Research coverage is misaligned… Operating Conclusion

Research Coverage by Industry

Industrials—54

11% Financials—70 Core: 214 15% Consumer—19 4%

Real Estate—51 11% Healthcare—76 16%

Non-Core: 205 Insurance—23

5%

Energy—70 15% TMT—110 23%

Core industry research is now less than half of the coverage universe vocecapital

Summary Realign Business Reduce Stock Revitalize

…resulting in diminished capabilities vs. competitors Operating Conclusion

Analysts Coverage

50	47 700
45	630

600

40
35	500
30	400
25	329
21	300
20
15	200 214
11
10

100

5

KBW Sandler FBR KBW Sandler FBR

FBR now has significantly fewer analysts and names under core vocecapital coverage than its traditional competitors

38

Summary Realign Business Reduce Stock Revitalize

Sector revenues overstate their contribution Operating Conclusion

Annual Banking and Trading Revenues by Industry Sector (% of Total)

100% Consumer

Industrials

90%

Healthcare

80% TMT

70%

60%

Energy

50%

40%

Insurance

30%

Real Estate

20%

10% FIG

0%

2011 2012 2013 2014 2015 Ann.

FIG Real Estate Insurance Energy TMT Healthcare Industrials Consumer

Despite repeated requests, management won’t disclose revenue type or profitability by industry most likely because the vast majority of the revenues in ancillary groups are lower margin trading rather than banking revenues

vocecapital

39

Summary Realign Business Reduce Stock Revitalize

Corporate events are skewed toward non-core areas Operating Conclusion

? FBR Third Annual Housing Financing Conference, June 4, 2015 (Washington, DC)? FBR Conference: Living in a Gigabit World, June 11, 2015 (New York, NY)? FBR Second Annual Healthcare Conference, September 9, 2015 (Boston, MA)? FBR Digital Media Thought Leaders Day, October 8, 2015 (New York, NY)? 22nd Annual Investor Conference, December 1, 2015 (New York, NY)

? FBR Healthcare Series New Prescriptions: Innovation in the Treatment of Diseases and Infections, April 20, 2016 (New York, NY)

vocecapital

Acquisition of Lazard Capital Markets healthcare unit… Summary Realign

Business Reduce Stock Revitalize

…time to acknowledge its failure Operating Conclusion

? In October 2013, FBR announced it would acquire the team at Lazard Capital Markets

– Bought in a liquidation auction to bring on 29 professionals, mostly in healthcare, with some TMT and consumer exposure

– Included compensation guarantees

? At the time, management justified the purchase as an opportunity to acquire a seasoned team

– Almost all of the team left and management had to re-hire the positions

? FBR has very little to show for the acquisition

– No material banking transactions

– Only low margin secondary trading (estimated to be ~$5M in revenues in 2015)

? Voce estimated healthcare research annual opex cost: $4 to $6 million

– 4 publishing analysts and 7 research associates

– 2 to 3 sales traders

– 1 to 2 institutional sales people

– Incremental communications, business development, conference and support costs

? Management’s continual promises of progress in healthcare have proven fruitless vocecapital

Management's asserted goals for healthcare are not credible

Summary | Realign
Business | Reduce
Stock | Revitalize
Operating | Conclusion

"I'm pleased to report that within a week of the [Lazard Capital Markets] announcement, these new employees are already fully engaged with clients…in terms of getting to a fully ramped run rate, I'd like to think that's going to occur over the next 3 to 6 months. And that effectively for 2014, that our revenue per head and compensation per head metrics would all be consistent with the rest of the business."

– FBR CEO Rick Hendrix, October 23, 2013

Objective	Reality
▪ Revenue / head at or above corporate average	▪ Dilutive to corporate operating metrics
▪ Want to ramp up to announce first meaningful healthcare deal – By 2014…then by 2015…	▪ Still waiting on the big announcement
▪ Trying to build to a \$25 - \$35 million annual business	▪ ~\$5 million annually – All sales and trading; minimal high margin banking
▪ Time sensitive group hire from Lazard Capital Markets	▪ Half the employees left immediately – 2 out of 3 research analysts – All of the sales people ▪ Almost all eventually left and had to be replaced

"Our expanding capabilities within [healthcare and TMT] sectors should provide opportunities to participate more broadly, going forward….Our pipeline is growing and we're seeing opportunities developing in both our energy and healthcare groups."

– FBR CEO Rick Hendrix, April 22, 2015

vocecapital

42

Opportunity #1: Realign strategy and business

1. Exit non-core industry sectors

2. Disband principal investing effort

3. Drive high margin M&A within core industries

vocecapital

“A transaction driven business model focused on ideas and execution that make money for our clients – not relying on revenue generated from our capital”

– FBR 2014 Investor Presentation

vocecapital

Summary	Realign
Business	Reduce
Stock	Revitalize
Operating	Conclusion

Principal investing segment

A flawed and costly scheme

- **FBR's principal investment strategy has not succeeded**
  - Consumes $95mm of capital
  - 4-year average pre-tax ROA of ~4%
  - Inefficient tax structure and extra layer of expenses means it will likely never earn its cost of capital
- **FBR doesn't even manage the capital itself**
  - $67mm of the investment management funds are outsourced to externally managed funds charging full fees
- **FBR internal resources**
  - Segment managed by Office of the Chief Investment Officer, which has been paid ~$2.5mm per year over last three years
    - CIO also permitted to run an outside fund at the same time
- **Redemptions**
  - Over last few quarters, in response to shareholder criticism, FBR has begun redeeming some investments, which only increases the expense burden on the remaining assets
- **Reduced transparency**
  - Management has recently announced it will stop breaking out principal investing as a separate business segment

Funds allocations

Total value of investments	$94.9
Fixed Income	39.0
Multi-strat	18.9
PE Funds (non-redeemable)	8.7
Investment funds	66.6
Marketable and non-public equity	13.8
Warrants	0.4
Internally managed (investment)	14.3
Marketable and non-public equity	13.2
Convertible and Debt	0.8
Internally managed (trading at B/D sub)	14.0

Liquidation Potential of Investment Funds

	Segment	Total	%
Within 60 days	$31.5	31.5	47.2%
Within 6 months	26.5	57.9	86.9%
Expiring lockups		57.9	86.9%
Total	57.9		86.9%

Currently initiated redemptions	$28.0

vocecapital

45

Summary Realign Business Reduce Stock Revitalize

Anemic historical returns Operating Conclusion

Historical pre-tax adjusted investment management returns ¹

35.0%

30.0%	29.7%

25.0%

20.0%

10.	15. 0% 0% 9.2% 13.5% 7.8% 11.3% Avg. return of
5.0%	4.8% for 4% S&P500 vs. 13%

—

(5.0%)(4.5%) (0.8%)

(10.0%)	2012 2013 2014 2015

FBR Return on Asset S&P500

Average Capital $54 $92 $119 $135

Deployed ($mm)

Management has indicated returns in this segment are 10%+. Our calculations based on public disclosures indicate a much lower long-term track record. High G&A as a % of AUM and an extra layer of taxes mean this business is unlikely to ever cover its cost of capital.

voc1. Adjustedcapitfor estimated largelcash positions and short-treasury positions used solely to reduce cash taxes per Company

46

Summary Realign Business Reduce Stock Revitalize

Beware additional misallocations of capital Operating Conclusion

? Management has floated several potential new principal investing rd strategies in our meetings:

– Launching new principal investing vehicles, including managing 3 party funds

– Entering the high yield origination / distribution business

– Retail products and / or distribution

– Acquisition of additional sub-scale capital markets entities

– Niche credit strategies

? FBR’s poor principal investing performance has not earned it the right to hold or invest excess shareholder capital? We are opposed to further acquisitions or diversionary efforts away from FBR’s core franchise

Management’s reluctance to clarify the intended use of excess capital should concern shareholders vocecapital

Opportunity #1: Realign strategy and business

1. Exit non-core industry sectors

2. Disband principal investing effort

3. Drive high margin M&A within core industries

vocecapital

“Focused growth in advisory business with several dedicated M&A bankers embedded across industry verticals – healthy pipeline reflecting new expanded capabilities in high volume market”

– FBR 2014 Investor Presentation

vocecapital

Summary Realign

Business Reduce

Stock Revitalize

FBR badly lags in advisory revenues Operating Conclusion

In September 2014, management asserted that the “appropriate valuation comparison is to traditional high-performing advisory peers” and specifically identified these four firms as peers

FBR EVR GHL LAZ MC

Then Now Then Now Then Now Then Now Then Now

Revenue / Head $931 $564 $806 $906 $893 $799 $808 $917 $875 $912

Compensation Ratio 56% 64% 63% 64% 54% 56% 64% 56% 64% 56%

Operating Margin 22% (13%) 17% 14% 25% 17% 14% 25% 17% 25%

Return on Equity 22% (7%) 23% 24% 25% 16% 45% 55% 25% 64%

Price / Book 1.0x 0.8x 3.0x 3.7x 5.8x 2.4x 13.4x 3.6x 3.7x 3.4x

Price / Earnings 12.9x NM 31.8x 45.7x 57.0x 26.3x 26.0x NM NM 16.2x

Now that those comparisons are unflattering, management has apparently disowned them and reverted to measuring itself against a less demanding peer set

Source:ecapiInvestor Presentational(September 2014)

50

Summary | Realign
Business | Reduce
Stock | Revitalize
Operating | Conclusion

Perennially missed opportunities

"Within banking, our M&A and advisory team has continued to build momentum early in 2015 and revenues there are tracking close to or slightly above our full year expectations."
– FBR CEO Rick Hendrix, April 22, 2015

- **Advisory revenues are higher margin than capital raising and generate superior ROE**
  - They are a logical complement to large fundraising assignments
- **FBR has failed to leverage its relationships into meaningful advisory revenues**
- **Management has failed in its stated objective of growing its M&A business**
  - M&A revenues have fallen by 44% under current management
  - Management has acknowledged its failures in M&A have been due to flawed incentives, poor oversight and a cultural aversion to M&A


Advisory Revenues
$25
$20
$15
$10
$5
$ --
$18
$20
$15
$7
$10
$11
$10
2009
2010
2011
2012
2013
2014
2015

FBR should prioritize greater <u>depth</u> in its core industries – including the addition of high margin strategic advisory revenues – rather than <u>breadth</u> from profitless forays into new sectors vocecapital

51

Opportunity #2: Reduce expenses

vocecapital

Summary | Realign
Business | Reduce
Stock | Revitalize
Operating | Conclusion

Historical FBR income statement

		2012	2013	2014	2015
Capital Raising		$84.1	$186.5	$103.9	$61.6
Brokerage		52.5	53.7	56.2	45.4
Advisory		6.5	9.7	11.4	9.6
Other		8.4	9.9	10.7	3.9
Net Revenue		$151.5	$259.8	$182.1	$120.4
Compensation and Benefits	1	$82.7	$144.7	$103.8	$77.5
Clearing and Brokerage		7.5	4.9	4.8	5.3
Business Development	2	9.4	9.6	11.7	9.8
Professional Services		12.8	12.3	13.3	13.3
Other Opex	3	35.2	31.0	31.2	30.3
Operating Profit		**$3.9**	**$57.3**	**$17.4**	**($15.8)**
% Margin		*2.6%*	*22.0%*	*9.5%*	*(13.1%)*
% of Revenue					
Compensation and Benefits		54.6%	55.7%	57.0%	64.3%
Clearing and Brokerage		4.9%	1.9%	2.6%	4.4%
Business Development	2	6.2%	3.7%	6.4%	8.2%
Professional Services		8.5%	4.7%	7.3%	11.0%
Other Opex		23.2%	11.9%	17.2%	25.1%
Average Headcount	4	276	279	301	302
Revenue / Head ($000's)	5	$550	$931	$605	$399
Compensation / Head ($000's)		$300	$519	$345	$257

1. **CEO, CFO and CIO average ~$7mm / year (~6% of the total compensation pool)**
2. **Business development / professional services costs**
   - Frictional costs associated with broken deal fees
   - Opportunity for more reimbursement
   - High overhead associated with headcount
3. **Other Opex**
   - Ongoing Board compensation and expense costs of ~$2mm
   - Opportunity for office consolidation
4. **Headcount growth**
   - Lazard healthcare capital markets and MLV acquisitions have expanded headcount
   - Recent senior hiring spree in investment banking and research
5. **Headcount efficiency**
   - Company-stated benchmark revenue of ~$500k / head
   - Metrics likely underpaying high performers

vocecapital

53

Accelerated expense growth even in the face of Summary Realign

Business Reduce Stock Revitalize declining revenues Operating Conclusion

? FBR’s response to its disastrous financial results? Double-down

– March 2016 – Announces the Addition of Michael McHugh (TMT) and Randy Billhardt (Retail) to Investment Banking Team as Managing Directors

– February 2016 – Announces the Addition of Tina Pappas to Investment Banking Team as Managing Director (SPACs)

– September 2015 – Announces Carter W. Driscoll, CFA Joins Equity Research Team (Alternative Energy)

? Despite carrying excessive public company costs for a company of its size, FBR has increased the size of its Board by 60% in past 18 months

– Announces the Election of Allison Leopold Tilley to Its Board of Directors (2/10/2016)

– Announces the Election of Mark R. Patterson to Its Board of Directors (10/6/2015)

– Announces the Election of William F. Strome to Its Board of Directors (10/17/2014)

? Excessive overhead and public company costs

– CEO, CFO and CIO average ~$7 million / year (~7% of the total compensation pool)

– E.g., SVP of “Investor Relations” who has never participated in a single earnings call

– E.g., another SVP of “Corporate Communications and Community Relations”

vocecapital

Opportunity #3: Revitalize corporate governance and accountability vocecapital

Summary Realign
Business Reduce
Stock Revitalize
Operating Conclusion

FBR's Board is not truly independent


FBR Insider
FBR Employment
FBR Affiliate
FBR Client
Director Tenure
Allison Leopold Tilley
Director (2016)
Arthur Reimers
Goldman Sachs
Director (Since 2007)
Crestview Partners (2006 – 2013)
Mark Patterson
Analyst at NWQ – FBR / Arlington Asset Top Shareholder (2001 – 2014)
Director (Since 2015)
Reena Aggarwal
Trustee of the FBR Funds (2006 – 2011)
Director (2011 – Present)
Richard Kraemer
Chairman at Saxon and Trustee of American Financial Realty Trust
Director (2007 – Present)
Director at Stonegate (Since 2013)
Thomas Hynes
Director at Prentiss (1996 – 2006)
Director (2007 – Present)
William Strome
PNC
FBR (2001 – 2006)
Employee at RTI (2007 – 2014)
Director (Since 2014)
Director at ExOne
Rick Hendrix
PNC
Director (2006 – Present)
FBR Employee (1999 – Present)
All appointed same day
Pre-2001
Pre-IPO
'07
'09
'11
'13
'15
Present

Nearly all of FBR's Directors have long-standing ties to the Company and management that pre-date their Board tenure vocecapital

56

Summary | Realign
Business | Reduce
Stock | Revitalize
Operating | Conclusion

FBR insiders have been net sellers of stock since IPO

	Purchases since IPO		Sales since IPO		
	Shares	Most Recent	Shares	Most Recent	Net
Management					
Richard Hendrix	20,159	Feb-16	16,500	Mar-15	3,659
Brad Wright	1,000	May-10	6,000	Aug-15	(5,000)
Jim Neuhauser	--		61,211	Apr-15	(61,211)
Adam Fishman	9,000	May-15	--		9,000
Michael Lloyd	1,000	Aug-15	--		
Kenneth Slosser	--		--		--
Total Executives	**31,159**		**83,711**		**(53,552)**
Non-Executive Board of Directors					
Arthur Reimers	--		--		--
Allison Leopold Tilley	--		--		--
Mark Patterson	--		--		--
Reena Agarwal	2,000	Feb-16	--		2,000
Richard Kraemer	--		--		--
Thomas Hynes Jr.	--		--		--
William Strome	6,498	Sep-15	--		6,498
Total Non-Executive Board	**8,498**		**--**		**8,498**
Total Executives and Directors	**39,657**		**83,711**		**(45,054)**

Note: Excludes Mark Patterson's purchases prior to becoming a Director

- Recent purchases came after Voce criticized Mr. Hendrix's 2015 sales
- Net sales from the Company executives
- All purchases have occurred after Voce became involved

vocecapital

57

Business Reduce Stock Revitalize

Excessive, and misaligned, CEO compensation… Operating Conclusion

Mr. Hendrix (CEO) Annual Compensation

$8,000,000

$7,000,000

$6,000,000 ?

$5,000,000 ?

$4,000,000 ?

$3,000,000

$2,000,000 ?

$1,000,000

$ — 2009 2010 2011 2012 2013 2014 2015

Return Annual Shareholder 27%(38%)(46%) 89% 70%(7%)(18%)

Cumulative (’09 – Present)

-4% TSR

-45% lower market cap -38% lower revenues

Mr. Hendrix has made over $21 million since 2009 while the Company and shareholders have lost significant value vocecapital

…extends to the other executives…

Flawed Compensation Structure? Bonuses

– Funding at least $ based 140 million on achieving (in 2014) a net revenue level of

– No direct incentive for:

•	Profitability
•	Mix
•	Growth (prior year revenue of $260mm) – goal Qualitative metrics profitability, not tied to ROE, specific expense figures and or goals strategic

? Restricted Stock Units

– Solely based on time-vesting

? “Performance” Stock Units

– Tied to tangible book value per share

– Based equity cost on a of 6% capital annual growth rate, far below the

– Board-approved share repurchase plan would almost ensure vesting of units

Summary Realign Business Reduce Stock Revitalize Operating Conclusion

Historical Top 5 Compensation

$20.0	7.0%
$18.0	$18.0

6.0%

$16.0

mm) $14.0 $13.1 5.0%

$

( $12.0 4.0%Cap

$10.1

Compensation $ $ 10.0 8.0 $9.3 3.0% of Market

%

Top 5 $6.0 2.0%

$4.0	$4.0
$2.0	1.0%

$ — —

2010 2011 2012 2013 2014

59

Summary Realign Business Reduce Stock Revitalize

…and is grossly unfair to FBR’s other employees Operating Conclusion

Top 5 Compensation (% of Revenue) Commentary

9.0% 8.3%

8.0%

7.0%

6.0% 5.5%

5.0%

3.0% 4.0% 2.7% 3.1% 3.5% 3.6% 2.9%

2.0% 1.2% 1.3% 1.7%

1.0% 0.8%

--

OPY SF MC LAZ PJC COWN EVR GHL FBRC JMP PeerAverage

Top 5 Compensation (% of Total Comp)

14.0%

12.0% 12.0%

10.0% 9.0%

8.0% 6.6%

6.0% 3.9% 4.2% 4.5% 5.3% 4.7%

4.0% 2.7%

2.0% 1.2% 1.8%

--

OPY SF LAZ MC COWN PJC EVR GHL FBRC JMP PeerAverage

FBR is paying more of its revenues to its top executives than all but one of its peers

? FBR is allocating more compensation to its top executives vs. other employees than all but one of its peers? Other key revenue generating employees are likely being underpaid

Greedy compensation practices such as this are corrosive to FBR’s culture, in our view vocecapital

Conclusion

vocecapital

Summary Realign Business Reduce Stock Revitalize Conclusion Operating Conclusion

? Voce believes FBR’s current Board and management are squandering FBR’s rich heritage and venerable history – and shareholders have suffered as a result? While the valuation destruction under the current regime at FBR has been disastrous, the potential to restore its successful, and highly profitable, legacy still exists? The right management team, overseen by an engaged and refreshed Board, could make the strategic, operational and governance changes outlined in our plan to unlock FBR’s value? Voce believes its three high-qualified, experienced nominees possess the requisite investment banking industry, corporate governance and capital allocation expertise to drive the change needed at FBR – to the ultimate benefit of all stakeholders, including the Company’s employees, clients and shareholders vocecapital

Summary | Realign
Business | Reduce
Stock | Revitalize
Operating | Conclusion

Voce's nominees will usher in urgently needed change

Jarl Berntzen

- Senior Director, Head of Corporate Development at Dolby Laboratories, Inc. (NYSE: DLB)
- Independent Director at Century Aluminum Co. (Nasdaq: CENX), where he has served on the Board of Directors since March 2006; also served on the Board of Directors of Universal Safety Response, Inc. from 2007 to 2009
- Prior to Dolby Laboratories, Mr. Berntzen served for more than ten years in the Mergers & Acquisitions department at Goldman, Sachs & Co., in addition to holding various operating roles at Rambus, Inc., Interlachen Capital Group, Providence Capital and IBM

Michael J. McConnell

- Private investor and Chairman of the Board of Directors of Spark Networks, Inc. (NYSE:LOV)
- Previously a Managing Director of Shamrock Capital Advisors from 1994 to 2007. Prior to that he was an investment banker at Kidder Peabody and Merrill Lynch
- Previously served on the Boards of Redflex Holdings, Limited, Collectors Universe Inc., Vitacost.com, PaperlinX Limited and MRV Communications
- Previously CEO at Collectors Universe

J. Daniel Plants

- Founder and Chief Investment Officer of Voce Capital Management LLC
- Current Board member at Cutera, Inc (Nasdaq:CUTR) and Destination Maternity Corp. (Nasdaq:DEST)
- Held a number of positions at leading Wall Street firms, including executive positions in investment banking at Goldman Sachs and JPMorgan Chase and as a corporate attorney with Sullivan & Cromwell vocecapital
63

Sources

? Page 4: Activist campaign duration and returns based on period from first public disclosure of Voce involvement through resolution via settlement or, in the case of a company sale, transaction closing? Page 6: Proxy statements, 2014 Investor Presentation? Page 7: 2014 Investor Presentation? Page 8: Duff & Phelps 2016 Valuation Handbook, Bloomberg, Form 10-K

? Page 9: Company website

? Page 10: Proxy statements, Form 10-K? Page 11: Proxy statements? Page 13: Form 10-K

? Page 14: Form 10-K, Wall Street estimates

? Page 15: Forms 10-K, S-1, Company website, Company materials? Page 16: Company website? Page 17: 2014 Investor Presentation, Form 10-Q

? Page 20: S&P Capital IQ

? Page 21: S&P Capital IQ, Form 10-K? Page 22: Form 10-K

? Page 23: S&P Capital IQ, Bloomberg, Form 10-K? Pages 25 to 30: Forms 10-K, S-1, proxy statements? Page 33: Form S-1? Page 34: Company website, Form 10-K vocecapital

Sources

? Page 35: Form 10-K

? Page 36: Voce research, Meetings with management? Page 37: Company website? Page 38: Voce research, Company website? Page 39: 2015 Investor Presentation? Page 40: Company website? Page 41: Voce research, Meetings with management? Page 42: Earnings transcripts, Voce research? Page 44: 2014 Investor Presentation? Page 45: Form 10-K, proxy statement

? Page 46: Form 10-K, Voce research, Meetings with management? Page 47: Meetings with management? Page 49: 2014 Investor Presentation? Page 50: 2014 Investor Presentation, S&P Capital IQ, Form 10-K? Page 51: Form 10-K, earnings transcripts? Page 53: Forms 10-K, 8-K, proxy statements? Page 54: Form 8-K, proxy statements, Company website? Page 56: Proxy statement, Voce research, Meetings with management? Page 57: Form 4? Page 58: Proxy statements, S&P Capital IQ, Form 10-K

? Page 59: Proxy statements

? Page 60: Proxy statements, Form 10-K

vocecapital

Disclaimer

VOCE CATALYST PARTNERS LP, VOCE CAPITAL MANAGEMENT LLC, VOCE CAPITAL LLC, JARL BERNTZEN, MICHAEL J. MCCONNELL AND J. DANIEL PLANTS (TOGETHER, THE “PARTICIPANTS”) INTEND TO FILE WITH THE SEC A

DEFINITIVE PROXY STATEMENT AND ACCOMPANYING FORM OF PROXY CARD TO BE USED IN CONNECTION WITH THE PARTICIPANTS’ SOLICITATION OF PROXIES FROM THE SHAREHOLDERS OF THE COMPANY FOR USE AT THE COMPANY’S 2016 ANNUAL MEETING OF SHAREHOLDERS (THE “PROXY SOLICITATION”).

ALL SHAREHOLDERS OF THE COMPANY ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE PROXY SOLICITATION WHEN SUCH DOCUMENTS BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO THE PARTICIPANTS. THE DEFINITIVE PROXY STATEMENT AND THE ACCOMPANYING PROXY CARD WILL BE, ALONG WITH OTHER RELEVANT DOCUMENTS, AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT http://www.sec.gov/.

INFORMATION ABOUT THE PARTICIPANTS AND A DESCRIPTION OF THEIR DIRECT AND INDIRECT INTERESTS BY SECURITY HOLDINGS IS CONTAINED IN SCHEDULE 14A TO BE FILED BY THE PARTICIPANTS WITH THE SEC ON APRIL 5, 2016. THIS DOCUMENT CAN BE OBTAINED AT NO CHARGE ON THE SEC’S WEBSITE AT http://www.sec.gov/.

vocecapital

EXHIBIT 3

PARTICIPANTS:

The participants in this solicitation of proxies from the shareholders of FBR & Co. are anticipated to be: (i) Voce Catalyst Partners LP (“Voce Catalyst Partners”); (ii) Voce Capital Management LLC (“Voce Capital Management”); (iii) Voce Capital LLC (“Voce Capital LLC”); (iv) J. Daniel Plants, sole Managing Member of Voce Capital LLC (“Mr. Plants”, and together with Voce Catalyst Partners, Voce Capital Management and Voce Capital LLC, “Voce”); (iv) Michael J. McConnell; and (v) Jarl Berntzen (the entities and individuals listed in this paragraph, each a “Participant” and, collectively, the “Participants”).

BENEFICIAL OWNERSHIP OF SHARES:

As of the close of business on April 4, 2016, the Participants may be deemed to beneficially own (within the meaning of Rule 13d-3 under the Exchange Act), in the aggregate, 389,525 shares of common stock, par value $0.001 per share (the “Common Stock”) representing approximately 5.27% of the outstanding voting shares of the Company. The percentages used herein are based upon a total of 7,384,874 shares of Common Stock outstanding as of March 1, 2016, as reported in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the SEC on March 15, 2016.

Of the 387,025 shares of Common Stock beneficially owned in the aggregate by Voce, including the 100 shares of Common Stock owned by Voce Catalyst Partners in record name, such shares of Common Stock may be deemed to be beneficially owned as follows:

(a) 387,025 shares of Common Stock may be deemed to be beneficially owned by Voce Capital Management, by virtue of it being the investment advisor to certain investment funds, including Voce Catalyst Partners;

(b) 387,025 shares of Common Stock may be deemed to be beneficially owned by Voce Capital LLC, by virtue of it being the general partner of Voce Catalyst Partners; and

(c) 387,025 shares of Common Stock may be deemed to be beneficially owned by Mr. Plants by virtue of him being the sole managing member of Voce Capital LLC and the Managing Partner of Voce Capital Management. Mr. Plants disclaims beneficial ownership of all such shares of Common Stock except to the extent of his pecuniary interest therein.

Mr. Berntzen beneficially owns 2,500 shares of Common Stock. Mr. Berntzen disclaims beneficial ownership of the shares of Common Stock beneficially owned by the other Participants. Voce disclaims beneficial ownership of the shares of Common Stock beneficially owned by Mr. Berntzen.